SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: May 10, 2006
(Date of earliest event reported)

HEALTH PARTNERSHIP INC.
(Exact name of registrant as specified in the charter)

COLORADO (State or other jurisdiction of incorporation)	000-28711 (Commission File No.)	84-1361341 (IRS Employer Identification No.)

3111 North Seminary, Suite 1N
Chicago, Illinois 60657
(Address of Principal Executive Offices)

(312) 952-7100
Registrant’s telephone number including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 10, 2006, Gerard M. Jacobs tendered his resignation as Chairman and Chief Executive Officer of Health Partnership Inc., a Colorado corporation (the “Company”), effective immediately. The Company’s board of directors accepted Mr. Jacobs’ resignation and appointed Mr. Lee Wiskowski as the Company’s Chief Executive Officer. Mr. Wiskowski will continue to serve as the Company’s Secretary and Treasurer and as a member of the Company’s board of directors. Mr. Jacobs is resigning to pursue other opportunities.

A copy of Mr. Jacobs’ resignation letter is filed herewith as Exhibit 17.1.

Item 9.01 Exhibits.

Exhibit No.	Description

17.1	Resignation Letter of Gerard M. Jacobs, dated May 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2006

HEALTH PARTNERSHIP INC.

By:	/s/ Douglas J. Stukel Douglas J. Stukel, President